Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated October 23, 2015

Important Notice Regarding Change in Investment Strategy, Risks and Portfolio Managers for Invesco Unconstrained Bond Fund

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of Invesco Unconstrained Bond Fund.

This supplement (1) provides shareholder notice of changes to the Fund’s investment strategy and risks that will become effective on or about December 22, 2015 and (2) describes portfolio manager changes effective immediately.

Investment Strategy and Risk Changes

To permit the Fund to access additional opportunities to achieve its investment objective, the Board of Trustees has approved changes to the Fund’s investment strategies that will allow the Fund to invest up to 100% of its assets in privately issued mortgage-backed securities and asset-backed securities, including commercial mortgage-backed securities, residential mortgage-backed securities, collateralized mortgage obligations, collateralized loan obligations and other structured products. Such changes are to be effective on or about December 22, 2015.

Accordingly, effective on or about December 22, 2015, the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information will be revised as follows:

1.	The following paragraphs in the Strategies sections of the Summary and Statutory Prospectuses will be modified as follows:

“The Fund seeks to achieve its investment objective through flexible investment strategies that will allocate investments across global fixed income markets. The Fund will not be constrained by any benchmark or fixed income index guidelines or sector constraints.”

“The Fund invests primarily in debt securities of U.S. and foreign issuers. Debt securities include high yield securities (junk bonds) and investment grade corporate bonds, U.S. Treasury, agency and municipal securities and foreign government securities, including inflation-indexed securities of U.S. and non-U.S. governments, and mortgage-backed and asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs). The Fund’s investments may also include debt securities of issuers located in emerging markets countries, fixed and floating rate loans made by banks and other lending institutions (bank loans) and convertible securities.”

2.	Additionally, the following paragraph will be added to the Strategies sections of the Summary and Statutory Prospectuses:

“The Fund may invest, at any time and from time to time, up to 100% of its assets in agency mortgage-backed securities, non-agency mortgage-backed securities, CMOs, CLOs, CDOs or other asset-backed securities.”

3.	The following sentences will be added to “Bank Loan Risk” in the Risks sections of the Summary and Statutory Prospectuses:

“There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.”

4.	The following sentences will be added to “Collateralized Loan Obligations Risk” in the Risks sections of the Summary and Statutory Prospectuses:

“The risks related to investments in CLOs are greater for this Fund than for many other mutual funds because the Fund maintains the ability to invest, at any time and from time to time, up to 100% of its assets in such securities. If the Fund’s portfolio managers increase the Fund’s investments in CLOs at an inopportune time, the Fund could suffer significant losses.”

5.	Additional disclosure will be added to “Mortgage- and Asset-Backed Securities Risk” in the Risks sections of the Summary and Statutory Prospectuses similar to the following:

“Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-

sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risks related to investments in agency and non-agency mortgage-backed securities and CMOs are greater for this Fund than for many other mutual funds because the Fund maintains the ability to invest, at any time and from time to time, up to 100% of its assets in such securities. If the Fund’s portfolio managers increase the Fund’s investments in agency and non-agency mortgage-backed securities at an inopportune time, the Fund could suffer significant losses.”

6.	The Fund’s non-fundamental investment restriction regarding industry concentration found on page 49 of the Statement of Additional Information will be modified as follows:

“(2) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. In the case of privately issued mortgage-related securities (whether commercial or residential), asset-backed securities (such as collateralized loan obligations and collateralized debt obligations) and other structured products, the Fund takes the position that such securities do not represent interests in any particular “industry” or group of industries.”

Portfolio Manager Changes

Effective October 23, 2015, the following information replaces the table in its entirety appearing under the heading “FUND SUMMARY – Management of the Fund” in the Summary Prospectuses and “Management of the Fund” in the Statutory Prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Ivan Bakrac	Portfolio Manager	2014
Ken Hill	Portfolio Manager	2015
Robert Waldner	Portfolio Manager	2014”

Effective October 23, 2015, the following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT – Portfolio Manager” in the Statutory Prospectuses:

“The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Ivan Bakrac, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco and/or its affiliates since 2014. From 2005 to 2014, he was employed by Franklin Templeton and most recently served as portfolio manager and senior member of the firm’s quantitative strategies group.

•	Ken Hill, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2013. From 2005 to 2013, he was employed by the State Board of Administration of Florida and most recently served as a senior portfolio manager.

•	Robert Waldner, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco and/or its affiliates since 2013. From 1995 to 2013, he was employed by Franklin Templeton and most recently served as senior vice president.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”